Exhibit 77Q3

Registrant: American Century Asset Allocation Portfolios

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 48, 72DD,
72EE, 73A, 73B, 74U and 77V.  The complete answers are as follows:

EX-99.77Q3
exhibit77q3.txt
EXHIBIT 99.77Q3 - ADDITIONAL ITEMS

Item 48

Series 1

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 2

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 3

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 4

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 5

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 11

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 12

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 13

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 14

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

For period ending  07/31/2009
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                  5,151
          Institutional Class              667

         2. Dividends for a second class of open-end company shares

         Advisor Class                     843
         R Class                                 170

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.3538
          Institutional Class        $0.3725
          2. Dividends from a second class of open-end company shares

          Advisor Class              $0.3305
          R Class                          $0.3071

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                     1,965
          Institutional Class               242
         2. Dividends for a second class of open-end company shares

         Advisor Class                       344
         R Class                                    75

73.     Capital gains per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class               $0.1350
          Institutional Class        $0.1350
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class               $0.1350
          R Class                           $0.1350

74U.     1. Number of shares outstanding  (000's)
         Investor Class                22,000
         Institutional Class          6,018
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                4,097
         R Class                            1,353

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $9.87
         Institutional Class        $9.89
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $9.86
         R Class                     $9.84

For period ending  07/31/2009
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class               5,950
          Institutional Class          1,226

        2. Dividends for a second class of open-end company shares

         Advisor Class                   799
         R Class                         136

73.     Distributions per share for which record date passed during the period:

A)       1. Dividends from net investment income

          Investor Class            $0.2995
          Institutional Class       $0.3176

         2. Dividends from a second class of open-end company shares

          Advisor Class             $0.2768
          R Class                   $0.2542

72EE)   1. Total capital gains for which record date passed during the period

          Investor Class                 3,244
          Institutional Class              624

        2. Dividends for a second class of open-end company shares

         Advisor Class                     472
         R Class                            87

73.     Distributions per share for which record date passed during the period:
        1. Dividends from capital gains

          Investor Class            $0.1633
          Institutional Class       $0.1633

        2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.1633
          R Class                   $0.1633

74U.     1. Number of shares outstanding  (000's)

         Investor Class               32,168
         Institutional Class           7,991

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                 5,104
         R Class                       1,680

74V.     1. Net asset value per share (to nearest cent)

         Investor Class              $9.76
         Institutional Class         $9.77

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class               $9.74
         R Class                     $9.73

For period ending  07/31/2009
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                2,791
          Institutional Class             561

        2. Dividends for a second class of open-end company shares

         Advisor Class                    436
         R Class                           74

72EE)   1. Total capital gains for which record date passed during the period

          Investor Class                2,117
          Institutional Class             397

        2. Dividends for a second class of open-end company shares

         Advisor Class                    364
         R Class                           68

73A.    1. Dividends from net investment income

          Investor Class            $0.2415
          Institutional Class       $0.2592

        2. Dividends from net investment income for a second class of open-end company shares

          Advisor Class             $0.2193
          R Class                   $0.1971

73B.     Distributions per share for which record date passed during the period:

        1. Dividends from capital gains

          Investor Class            $0.1832
          Institutional Class       $0.1832

        2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.1832
          R Class                   $0.1832

74U.     1. Number of shares outstanding (000's)

         Investor Class              17,495
         Institutional Class          4,770

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                3,380
         R Class                      1,110

74V.     1. Net asset value per share (to nearest cent)

         Investor Class             $9.74
         Institutional Class        $9.76

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $9.73
         R Class                    $9.72

For period ending  07/31/2009
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                   1,473
          Institutional Class                569

        2. Dividends for a second class of open-end company shares

         Advisor Class                       216
         R Class                              30

72EE)   1. Total capital gains for which record date passed during the period

          Investor Class                   1,313
          Institutional Class                471

        2. Dividends for a second class of open-end company shares

          Advisor Class                      213
          R Class                             33

73A.     Distributions per share for which record date passed during the period:

        1. Dividends from net investment income

          Investor Class            $0.2221
          Institutional Class       $0.2393

        2. Dividends from net investment income from a second class of open-end company shares

          Advisor Class              $0.2005
          R Class                    $0.1789

73B.     Distributions per share for which record date passed during the period:

        1. Dividends from capital gains

          Investor Class            $0.1980
          Institutional Class       $0.1980

        2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.1980
          R Class                   $0.1980

74U.    1. Number of shares outstanding (000's)

         Investor Class               8,874
         Institutional Class          3,607

        2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                1,832
         R Class                        519

74V.    1. Net asset value per share (to nearest cent)

         Investor Class              $9.59
         Institutional Class         $9.60

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class               $9.57
         R Class                     $9.56

For period ending  07/31/2009
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    1,891
          Institutional Class                 381
         2. Dividends for a second class of open-end company shares

         Advisor Class                     250
         R Class                            36

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                       406
          Institutional Class                   79

         2. Dividends for a second class of open-end company shares

         Advisor Class                      73
         R Class                            12

73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.3139
          Institutional Class       $0.3324
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.2910
          R Class                   $0.2680

73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0875
          Institutional Class       $0.0875
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0875
          R Class                   $0.0875

74U.     1. Number of shares outstanding (000's)
         Investor Class                10,018
         Institutional Class            2,633

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                  3,591
         R Class                          364

74V.     1. Net asset value per share (to nearest cent)
         Investor Class              $9.53
         Institutional Class         $9.53
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class               $9.53
         R Class                     $9.52

For period ending  07/31/2009
Series Number:  11

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                 71
          Institutional Class            11

         2. Dividends for a second class of open-end company shares

         Advisor Class                   13
         R Class                         12

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.1170
          Institutional Class          $0.1259
          2. Dividends from a second class of open-end company shares

          Advisor Class              $0.1058
          R Class                          $0.0946

74U.     1. Number of shares outstanding  (000's)
         Investor Class                10,782
         Institutional Class            2,541
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                 459
         R Class                       388

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $8.47
         Institutional Class          $8.47
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $8.45
         R Class                    $8.44

For period ending  07/31/2009
Series Number:  12

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                  37
          Institutional Class              8

        2. Dividends for a second class of open-end company shares

         Advisor Class                     6
         R Class                          15

73A.     Distributions per share for which record date passed during the period:

        1. Dividends from net investment income

          Investor Class            $0.0901
          Institutional Class       $0.0984

        2. Dividends from a second class of open-end company shares

          Advisor Class             $0.0796
          R Class                   $0.0692

74U.    1. Number of shares outstanding (000's)

         Investor Class                8,749
         Institutional Class           2,178

        2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                   421
         R Class                         445

74V.    1. Net asset value per share (to nearest cent)

         Investor Class               $8.04
         Institutional Class          $8.05

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class                $8.03
         R Class                      $8.02

For period ending  07/31/2009
Series Number:  13

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    16
          Institutional Class                1
         2. Dividends for a second class of open-end company shares

         Advisor Class                     3
         R Class                          11

73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.0856
          Institutional Class       $0.0936
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0757
          R Class                   $0.0658

74U.     1. Number of shares outstanding (000's)
         Investor Class                       3,149
         Institutional Class                    1,270

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                       201
         R Class                            304

74V.     1. Net asset value per share (to nearest cent)
         Investor Class             $7.75
         Institutional Class        $7.75
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $7.73
         R Class                    $7.72

For period ending  07/31/2009
Series Number:  14

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    9
          Institutional Class               10
         2. Dividends for a second class of open-end company shares

         Advisor Class                     -
         R Class                            1

73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.0711
          Institutional Class       $0.0787
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0616
          R Class                   $0.0521

74U.     1. Number of shares outstanding (000's)
         Investor Class                       463
         Institutional Class                  425

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                       45
         R Class                             25

74V.     1. Net asset value per share (to nearest cent)
         Investor Class             $7.46
         Institutional Class        $7.47
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $7.45
         R Class                    $7.44